Exhibit 10.3

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) is made as of August 23, 2017, by and among:
DSG FINANCE, LLC, a Delaware limited liability company (the “New Guarantor”), with its principal executive offices at 345 Court Street, Coraopolis, PA 15108;
The other Loan Parties referred to on the signature pages hereof;
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02108, as administrative agent and collateral agent (in such capacities, the “Agent”) for the lenders party to the Credit Agreement described below; and
The Lenders party hereto;
in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H :

A.    Reference is made to (a) a certain Amended and Restated Credit Agreement, dated as of August 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among (i) DICK’S SPORTING GOODS, INC., a Delaware corporation, and DICK’S MERCHANDISING & SUPPLY CHAIN, INC. (jointly and severally, individually and collectively, the “Borrower”), (ii) the Guarantors from time to time party thereto (each individually, an “Existing Guarantor” and collectively, the “Existing Guarantors”), (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (iv) the Agent, and (b) a certain Security Agreement dated as of December 5, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among (i) the Borrower, (ii) the Existing Guarantors and (iii) the Agent. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement.
B.    The parties to the Credit Agreement have requested that, in accordance with Section 6.12 of the Credit Agreement, the New Guarantor be joined as a party to, and be bound by the terms of, the Credit Agreement, the Security Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Guarantors thereunder, in each case, as set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Joinder and Assumption of Obligations. Effective as of the date of this Agreement, the New Guarantor hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, the Security Agreement and the other Loan Documents, and hereby:

(a)
joins in the execution of, and becomes a party to, the Credit Agreement, the Security Agreement and the other Loan Documents as a Guarantor (and, in the case of the Security Agreement, a Grantor) thereunder, as indicated with its signature below;

(b)
covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Guarantor under the Credit Agreement, the Security Agreement and the other Loan Documents as of the date hereof, in each case, with the same force and effect as if the New Guarantor was a signatory to the Credit Agreement, the Security Agreement and the other Loan Documents and was expressly named as a Guarantor (and, in the case of the Security Agreement, a Grantor) therein;

(c)
makes all representations and warranties of a Guarantor under the Credit Agreement, the Security Agreement and the other Loan Documents, as of the date hereof, in each case, with the same force and effect as if the New Guarantor was a signatory to the Credit Agreement, the Security Agreement and the other Loan Documents and was expressly named as a Guarantor (and, in the case of the Security Agreement, a Grantor) therein (except any such representations and warranties made in any Loan Document “as of the Effective Date” shall be deemed made, with respect to the New Guarantor only, as of this Agreement);

(d)
confirms that it has assumed all of the Obligations of a Guarantor under the Credit Agreement and each of the Loan Documents, and agrees to pay, perform, observe and maintain in full force and effect, all of the Obligations of a Guarantor thereunder. The New Guarantor agrees to honor, perform and comply with, in all respects, all terms and provisions of all of the Loan Documents to the same extent as if the New Guarantor was named as a Guarantor therein as of the date of execution thereof; and

(e)
together with the Borrower and the Existing Guarantors, each acknowledges that the Obligations are due and owing to the Agent and the Lenders under the Loan Documents, in accordance with their terms to the same extent and the same manner as if the New Guarantor was an original Guarantor, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise.

2.
Grant of Security Interest. Without limiting the generality of Section 1(a) hereof, the New Guarantor hereby pledges and grants to the Agent for its benefit and for the benefit of the Credit Parties, as collateral security for the payment and performance in full of all the Secured Obligations (as defined in the Security Agreement), a lien on and security interest in and to all of the right, title and interest of the New Guarantor in, to and under all Collateral (as defined in the Security Agreement), and expressly assumes all obligations and liabilities of a Guarantor and “Grantor” under the Security Agreement. The New Guarantor hereby authorizes the Agent to file financing statements containing the information required by Article 9 of the Uniform Commercial Code of the applicable jurisdiction for the filing of any financing statement relating to the Collateral (as defined in the Security Agreement).

3.
Guaranty. Without limiting the generality of Section 1(a) hereof, the New Guarantor (i) joins the execution of, and becomes a party to, the Facility Guaranty, (ii) irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower of all Obligations, (iii) acknowledges and agrees that the New Guarantor is jointly and severally liable for all Obligations, and (iv) agrees that the New Guarantor shall, for all purposes, be deemed to be a “Guarantor”, jointly and severally with the Existing Guarantors under the Facility Guaranty.

4.
Supplemental Schedules. To the extent that any changes in any representations, warranties, and covenants require any amendments or supplements to the schedules to the Credit Agreement, the Security Agreement or any of the other Loan Documents, such schedules are hereby updated, as evidenced by the supplemental schedules attached hereto and supplemental schedules (if any) annexed to that certain Second Amendment to Credit Agreement, dated as of August 9, 2017, by and between the Agent, the Borrower, the Existing Guarantors and the Lenders (it being understood and agreed that any representations made in any Loan Document “as of the Effective Date” shall be deemed made, with respect to the New Guarantor only, as of the date of this Agreement).

5.
Ratification of Loan Documents. Except as specifically amended by this Agreement and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Credit Agreement, the Security Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any existing Loan Party thereunder or Collateral therefor. The Loan Parties (other than the New Guarantor) hereby ratify, confirm, and reaffirm that all representations and warranties of such Loan Parties contained in the Credit Agreement, the Security Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof (except (i) to the extent that such representations and warranties are qualified by materiality, in which case they are true and correct in all respects, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date). The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under, and as defined in, the Facility Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. The Loan Parties (other than the New Guarantor) hereby acknowledge, confirm and agree that the Security Documents, and any and all Collateral previously pledged to the Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations (which, for the avoidance of doubt, shall include all Obligations outstanding as of the date hereof) of such Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, including, in each case, after giving effect to this Agreement and joining the New Guarantor as a Guarantor.

6.	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent:

(a)	This Agreement shall have been duly executed and delivered by the New Guarantor, the Existing Guarantors, the other Loan Parties and the Agent, and shall be in full force and effect.

(b)
All action on the part of the New Guarantor necessary for the valid execution, delivery and performance by the New Guarantor of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)	The New Guarantor shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)	Certificate of Legal Existence and Good Standing, if applicable, issued by the Secretary of the State of its incorporation or organization.

(ii)
A certificate of an authorized officer of the due adoption, continued effectiveness, and setting forth the text, of each corporate resolution adopted in connection with the assumption of obligations under the Credit Agreement, the Security Agreement and the other Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of all Organization Documents.

(iii)	An Information Certificate (as defined in the Security Agreement) duly completed by the New Guarantor.

(d)
The Agent shall have received a written legal opinion of the New Guarantor’s counsel, addressed to the Agent and the other Credit Parties, covering such matters relating to the New Guarantor, the Loan Documents and/or the transactions contemplated thereby as the Agent may reasonably request.

(e)
The Agent shall have received all documents and instruments, including UCC financing statements and Blocked Account Agreements, required by Law or reasonably requested by the Agent to create or perfect the Lien intended to be created under the Security Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent.

(f)
All reasonable fees and Credit Party Expenses incurred by the Agent and the other Credit Parties in connection with the preparation and negotiation of this Agreement and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full by the Loan Parties in accordance with terms of Section 10.04 of the Credit Agreement.

7.	Miscellaneous.

(a)
This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission (such as pdf) shall be as effective as delivery of a manually executed counterpart of this Agreement.

(b)
This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality,

or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)	The New Guarantor warrants and represents that it is not relying on any representations or warranties of the Agent or the other Credit Parties or their counsel in entering into this Agreement.

(e)
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.
NEW GUARANTOR:

DSG FINANCE, LLC

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    President

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/Joseph Burt
Name:    Joseph Burt
Title:    Director

Acknowledged and Agreed:

EXISTING LOAN PARTIES:

DICK'S SPORTING GOODS, INC.

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    Executive Vice President - Chief Financial Officer

DICK'S MERCHANDISING & SUPPLY CHAIN, INC.

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    President

AMERICAN SPORTS LICENSING, LLC

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    President

DSG OF VIRGINIA, LLC

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    President

GALYAN’S TRADING COMPANY, LLC

By:    Dick’s Sporting Goods, Inc., its sole member

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    Executive Vice President - Chief Financial Officer

GOLF GALAXY, LLC

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    Executive Vice President

GOLF GALAXY GOLFWORKS, INC.

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    Executive Vice President

CHICK’S SPORTING GOODS, LLC

By:    Dick’s Sporting Goods, Inc., its sole member

By:    /s/Lee J. Belitsky
Name:    Lee Belitsky
Title:    Executive Vice President - Chief Financial Officer

Supplemental Schedules to Security Agreement
SCHEDULE I

Filings, Registrations and Recordings

GRANTOR	FILING REQUIREMENT OR OTHER ACTION	FILING OFFICE
DSG Finance, LLC	File UCC-1	Delaware Secretary of State

2170565.1